UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08299

Oppenheimer International Small Company Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 2/28/2013

Item 1. Reports to Stockholders.

2 | 28 | 2013

SEMIANNUAL REPORT

Oppenheimer International Small Company Fund

OppenheimerFunds®

The Right Way to Invest

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/28/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country World Ex U.S. Small Cap Index	MSCI EAFE Index
6-Month	20.12%	13.21%	15.60%	14.41%
1-Year	18.50	11.68	7.40	9.84
5-Year	3.29	2.08	1.78	-1.26
10-Year	19.61	18.90	13.98	9.39

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 20.12% during the reporting period, outperforming the MSCI All Country World Ex U.S. Small Cap Index (the “Index”), which returned 15.60%. The Fund continues to focus on identifying high-quality small companies that have potential to outperform over the long-term. Specifically, we seek to identify industries with meaningful potential for structural change and innovation. Within this framework, we look to invest in companies that have potential to generate above-average absolute returns that are driven by new and innovative products, franchise value, free cash flow and return on invested capital.

The Fund outperformed the Index in seven out of ten sectors, led by health care, materials and industrials. The financials and information technology sectors detracted from relative performance for the period, albeit slightly. Geographically, Canada, Germany and Spain were the largest contributors to relative performance, while Japan detracted. We have a benchmark agnostic approach to managing the Fund and do not make investment decisions based on macroeconomic factors with respect to region, country or sector allocations. Our investment process relies on bottom-up fundamental analysis and country/sector weightings are a by-product of stock selection.

MARKET OVERVIEW

Although global equity markets climbed during the period, we continued to see volatility as central banks throughout the world took action to help bolster markets. In Europe, the European Central Bank (the “ECB”) committed to potentially unlimited bond purchases to ease financing pressure on countries like Spain and Italy. In the U.S., the Federal Reserve (the “Fed”) introduced a third round of quantitative easing. We also saw a slippage in emerging markets growth after a handful of central banks took measures to tighten fiscal and monetary policy in the wake of unsustainable inflationary pressures.

Macroeconomic factors such as these introduce market volatility, creating risk on/risk off market environments which tend to obscure fundamentals. We look beyond macroeconomic factors and seek to identify companies that will produce above-average returns over the long-term, regardless of the macroeconomic environment.

FUND REVIEW

The top five performing stocks for the Fund during the period were Almirall SA, MorphoSys AG, ThromboGenics NV, Sartorius AG and MonotaRO Co. Ltd. Almirall, the Fund’s largest holding, is a pharmaceutical

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	3

company based in Spain. We believe the true value of the company has been largely overlooked as a result of austerity measures in its home country. The company generates more than half of its revenue outside of Spain and we believe it has meaningful potential for continued growth on an international scale. The company reported strong results during the period after the launch of its treatment for patients with chronic obstructive pulmonary disease (“COPD”), Eklira, in the United States and Europe, which we believe the market has undervalued.

MorphoSys is a biotechnology company focusing on human antibodies based in Germany. The value of MorphoSys is largely underpinned in its three core segments: patented antibody technologies, proprietary drug candidates and a highly lucrative partnership pipeline. We continue to like the potential of the company’s proprietary drug candidates and royalty payment pipeline from its patented antibody technologies, which we believe is undervalued. A successful clinical trial for an antibody in rheumatoid arthritis patients helped boost the company’s stock during the period.

ThromboGenics is a Belgian-based pharmaceutical company that focuses on the discovery and development of medicines for the treatment of eye disease. The company’s stock benefited during the period from news that the Food and Drug Administration (“FDA”) approved its lead product, JETREA, for treatment of symptomatic macular hole, a sight threatening condition. We believe that

ThromboGenics is well positioned for continued growth with its penetration in the U.S. market and recent partnership with Alcon (Novartis) for distribution of JETREA outside of the U.S.

Based in Germany, Sartorius is a global leader in laboratory and process technology services specializing in the bioprocess solutions, lab products and services and industrial weighing segments. Sartorius is one of the only laboratory and process technology services companies in the world to have FDA certification for its products and is expanding in the U.S. aggressively. The company’s stock rallied during the period after reporting an increase in sales led by its Bioprocess Solutions Division. We believe the company is well positioned to benefit from its industry’s oligopolistic structure, volume growth of biologics and a shift to single-use technology in biopharmaceutical drug manufacturing.

MonotaRO Co. Ltd. is a Japanese ecommerce company that sells maintenance, repair and operation (“MRO”) supplies to small- and medium-sized manufacturing companies in Japan. The company has benefited from recent upgrades to its online ordering site as well as investments in marketing and advertising. Additionally, the company has produced 25% growth in deflationary Japan. MonotaRO Co. is well positioned to benefit from continued growth in demand for MRO supplies and has potential to expand its market to serve larger customers.

4	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Although limited, the most significant detractors for the period were Clavis Pharma ASA and Start Today Co. Ltd. Start Today is a leading Japanese online fashion retailer. The company’s stock experienced volatility during the period due to concerns surrounding promotional practices, distribution and couponing. Despite recent performance, we believe Start Today Co. Ltd. is well positioned to benefit from apparel retailers’ increased use of e-commerce sites as price competition continues to put downward pressure on margins. Clavis Pharma is a Norwegian developer of drugs for cancer. The company’s stock fell after it suspended all development work on its experimental pancreatic cancer drug after a trial produced negative results. We exited our position by period end.

STRATEGY & OUTLOOK

We remain focused on investing in small companies headquartered or with primary operations outside of the U.S. that operate in dynamic industries and that we believe appear positioned to grow substantially over the long term. We use rigorous fundamental research to analyze these companies as well as industry dynamics. We seek companies that have the potential for above-average industry growth due to a combination of elements such as competitive advantages, unique product offerings, defendable market positions, high quality management teams and ability to produce a high return on capital deployed. We view entry price as a key component of future returns and therefore we tend to be contrarian in our purchase timing.

Rezo Kanovich Portfolio Manager

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	5

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Almirall SA	2.7%
Wirecard AG	1.7
Morphosys AG	1.7
Spirax-Sarco Engineering plc	1.6
Dunelm Group plc	1.5
Bruker Corp.	1.3
MonotaRO Co. Ltd.	1.3
Bunzl plc	1.3
Swedish Orphan Biovitrum AB	1.3
Sartorius AG, Preference	1.3

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United Kingdom	24.4%
Germany	13.3
Japan	11.9
Switzerland	8.3
United States	7.2
France	4.6
Brazil	4.4
India	3.1
Spain	2.9
Netherlands	2.4

Portfolio holdings and allocation are subject to change. Percentages are as of February 28, 2013, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2013, and are based on the total market value of investments.

6	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/28/13

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OSMAX)	11/17/97	20.12%	18.50%	3.29%	19.61%
Class B (OSMBX)	11/17/97	19.60%	17.41%	2.39%	18.99%
Class C (OSMCX)	11/17/97	19.61%	17.60%	2.51%	18.67%
Class I (OSCIX)	12/29/11	20.37%	19.03%	28.10%*	N/A
Class N (OSMNX)	3/1/01	19.89%	18.09%	2.95%	19.18%
Class Y (OSMYX)	9/7/05	20.37%	19.02%	3.75%	10.27%*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/28/13
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OSMAX)	11/17/97	13.21%	11.68%	2.08%	18.90%
Class B (OSMBX)	11/17/97	14.60%	12.41%	2.03%	18.99%
Class C (OSMCX)	11/17/97	18.61%	16.60%	2.51%	18.67%
Class I (OSCIX)	12/29/11	20.37%	19.03%	28.10%*	N/A
Class N (OSMNX)	3/1/01	18.89%	17.09%	2.95%	19.18%
Class Y (OSMYX)	9/7/05	20.37%	19.02%	3.75%	10.27%*

*Shows performance since inception.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the MSCI All Country World Ex U.S. Small Cap Index and the MSCI EAFE Index. The MSCI All Country World Ex U.S. Small Cap Index is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. The MSCI EAFE Index is a broad-based index that is widely used as a measure of international stock market performance. The Fund will not show performance for the MSCI EAFE Index after December 2013. Indices are unmanaged and

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	7

cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire
6-month period ended February 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	9

Actual	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During 6 Months Ended February 28, 2013
Class A	$1,000.00	$1,201.20	$ 6.68
Class B	1,000.00	1,196.00	11.65
Class C	1,000.00	1,196.10	10.99
Class I	1,000.00	1,203.70	4.43
Class N	1,000.00	1,198.90	8.70
Class Y	1,000.00	1,203.70	4.49

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.74	6.12
Class B	1,000.00	1,014.23	10.69
Class C	1,000.00	1,014.83	10.09
Class I	1,000.00	1,020.78	4.07
Class N	1,000.00	1,016.91	7.98
Class Y	1,000.00	1,020.73	4.12

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended February 28, 2013 are as follows:

Class	Expense Ratios
Class A	1.22%
Class B	2.13
Class C	2.01
Class I	0.81
Class N	1.59
Class Y	0.82

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF INVESTMENTS February 28, 2013 / Unaudited

	Shares	Value
Common Stocks—96.5%
Consumer Discretionary—17.1%
Auto Components—0.6%
ElringKlinger AG	200,000	$7,209,247
Distributors—1.1%
Inchcape plc	1,700,000	13,036,769
Diversified Consumer Services—0.5%
Kroton Educacional SA1	249,000	6,516,217
Hotels, Restaurants & Leisure—2.2%
Home Inns & Hotels
Management, Inc., ADR[1]	100,000	2,918,000
J.D. Wetherspoon plc	1,500,000	11,912,635
OPAP SA	574,908	4,893,724
Rezidor Hotel Group AB1	1,309,937	6,258,628
		25,982,987
Household Durables—0.6%
SEB SA	94,810	7,055,414
Internet & Catalog Retail—2.8%
ASKUL Corp.	664,841	9,008,958
ASOS plc[1]	171,006	7,105,641
Ocado Group plc[1]	3,423,650	6,824,716
Start Today Co. Ltd.	692,758	7,376,763
Yoox SpA[1]	200,000	3,707,762
		34,023,840
Media—3.5%
COOKPAD, Inc.	2,500	90,085
CTS Eventim AG	229,462	7,827,872
CyberAgent, Inc.	3,108	5,790,825
Daily Mail & General Trust plc	657,430	7,081,214
GFK SE	276,044	15,406,640
Schibsted ASA	133,105	5,645,839
		41,842,475
Multiline Retail—0.7%
Don Quijote Co. Ltd.	231,900	9,131,891
Specialty Retail—3.2%
Dufry AG1	79,892	10,884,678
Dunelm Group plc	1,600,000	18,204,600
SuperGroup plc[1]	496,320	4,769,889
USS Co. Ltd.	49,520	5,444,048
		39,303,215
Textiles, Apparel & Luxury Goods—1.9%
Asics Corp.	500,000	7,854,137
Bijou Brigitte Modische Accessoires AG	60,000	5,949,391
Restoque Comercio e Confeccoes de Roupas SA1	600,000	3,079,721
Tod’s SpA	40,795	5,906,524
		22,789,773

	Shares	Value
Consumer Staples—6.7%
Beverages—1.8%
Britvic plc	970,000	$6,234,908
Remy Cointreau SA	42,380	5,355,867
Treasury Wine Estates Ltd.	2,000,000	10,827,369
		22,418,144
Food & Staples Retailing—0.6%
Eurocash SA	450,732	7,518,820
Food Products—1.6%
Aryzta AG1	140,518	8,073,076
Kaveri Seed Co. Ltd.	25,777	644,366
Mayora Indah Tbk PT	2,506,500	6,484,452
Pescanova SA	138,481	3,145,813
		18,347,707
Household Products—0.8%
Rohto Pharmaceutical Co. Ltd.	755,833	9,793,456
Personal Products—1.9%
Colgate-Palmolive India Ltd.	500,000	11,906,075
Hypermarcas SA1	1,225,600	10,829,415
		22,735,490
Energy—1.0%
Energy Equipment & Services—1.0%
Dresser-Rand Group, Inc.[1]	190,890	11,770,277
Financials—9.6%
Capital Markets—1.9%
CETIP SA	622,200	7,512,671
EFG International AG1	539,072	6,844,081
IP Group plc[1]	2,821,735	5,689,068
Tullett Prebon plc	600,000	2,539,142
		22,584,962
Commercial Banks—0.5%
Bank of Ireland[1]	34,154,634	5,885,957
Consumer Finance—0.6%
International Personal Finance plc	1,308,560	7,930,678
Diversified Financial Services—1.2%
Crisil Ltd.	287,694	5,023,606
Japan Exchange Group, Inc.	800	60,934
Moscow Exchange (The)[1]	5,456,700	9,685,643
		14,770,183
Insurance—4.4%
Amlin plc	1,564,240	10,125,720
Delta Lloyd NV	649,695	11,501,718
Euler Hermes SA	136,330	11,948,175
Porto Seguro SA	567,400	7,524,629

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	11

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Insurance (Continued)
St James’s Place plc	1,755,940	$12,972,943
		54,073,185
Real Estate Investment Trusts (REITs)—1.0%
Frasers Centrepoint Trust	7,000,000	11,587,532
Health Care—24.3%
Biotechnology—5.4%
Abcam plc	2,300,000	14,846,609
Algeta ASA[1]	300,000	10,064,975
Basilea Pharmaceutica[1]	95,191	5,585,741
Galapagos NV1	121,175	3,043,127
Medivir AB, Cl. B1	489,887	6,798,305
Swedish Orphan Biovitrum AB1	2,641,484	16,003,040
ThromboGenics NV1	194,116	10,235,963
		66,577,760
Health Care Equipment & Supplies—4.3%
Carl Zeiss Meditec AG	500,000	15,666,600
Microport Scientific Corp.	8,004,000	5,005,338
Sartorius AG, Preference	138,909	16,000,744
Sirona Dental Systems, Inc.[1]	215,480	15,303,390
		51,976,072
Health Care Providers & Services—3.0%
Bangkok Dusit Medical
Services Public Co. Ltd., Cl. F	2,807,300	14,060,091
Celesio AG	323,742	5,853,860
Diagnosticos da America SA	1,157,200	7,980,085
Synergy Health plc	494,560	7,862,853
		35,756,889
Health Care Technology—0.7%
M3, Inc.	4,986	8,585,237
Life Sciences Tools & Services—5.5%
Bruker Corp.[1]	928,910	16,293,081
EPS Corp.	2,000	5,010,249
Lonza Group AG1	144,892	9,050,919
Morphosys AG1	526,167	20,402,038
Patheon, Inc.[1]	2,602,342	8,201,320
Tecan Group AG1	98,488	8,674,047
		67,631,654
Pharmaceuticals—5.4%
Almirall SA	2,550,100	32,393,924
BTG plc[1]	1,533,310	7,652,895
Hikma Pharmaceuticals plc	400,000	5,255,061
Ipsen SA	360,790	12,489,344

	Shares	Value
Pharmaceuticals (Continued)
Santen Pharmaceutical Co. Ltd.	200,000	$8,954,580
		66,745,804
Industrials—14.9%
Building Products—0.9%
Kaba Holding AG, Cl. B1	24,983	10,854,931
Commercial Services & Supplies—1.3%
Bilfinger SE	119,000	12,497,194
Multiplus SA	202,400	3,768,031
		16,265,225
Electrical Equipment—1.6%
Nexans SA	150,000	7,490,593
Vacon OYJ	190,588	12,401,185
		19,891,778
Machinery—5.7%
Aalberts Industries NV	400,000	8,851,629
Burckhardt Compression Holding AG	32,772	11,818,101
NORMA Group	320,164	11,139,436
Pfeiffer Vacum Technology AG	49,762	5,652,110
Rotork plc	296,210	12,815,900
Spirax-Sarco Engineering plc	540,070	19,720,868
		69,998,044
Road & Rail—1.6%
ComfortDelGro Corp. Ltd.	8,543,000	13,244,961
Tegma Gestao Logistica	396,400	6,108,013
		19,352,974
Trading Companies & Distributors—3.1%
Brammer plc	1,119,878	6,201,025
Bunzl plc	839,070	16,051,409
MonotaRO Co. Ltd.	368,500	16,141,008
		38,393,442
Transportation Infrastructure—0.7%
Flughafen Zuerich AG	19,000	8,782,407
Information Technology—17.0%
Electronic Equipment, Instruments, & Components— 4.6%
Electrocomponents plc	3,750,590	14,639,939
Halma plc	1,510,810	11,290,265
Hirose Electric Co. Ltd.	45,100	5,449,563
Ingenico	208,190	12,611,634
Yokogawa Electric Corp.	1,306,500	13,122,791
		57,114,192
Internet Software & Services—3.8%
Blinkx plc[1]	8,387,320	11,642,445
Kakaku.com, Inc.	157,890	6,132,312

12	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

	Shares	Value
Internet Software & Services (Continued)
Moneysupermarket.com Group plc	3,544,230	$10,898,721
Opera Software ASA	859,697	5,391,170
Telecity Group plc	713,030	10,113,915
Velti plc[1]	612,880	2,255,398
		46,433,961
IT Services—3.9%
Optimal Payments plc[1]	177,040	435,097
Satyam Computer Services Ltd.[1]	7,158,261	15,676,993
SCSK Corp.	579,544	11,210,728
Wirecard AG	802,128	21,080,502
		48,403,320
Semiconductors & Semiconductor Equipment—2.0%
Dialog Semiconductor plc[1]	417,145	7,722,480
Disco Corp.	178,900	10,248,775
Imagination Technologies Group plc[1]	896,290	6,907,067
		24,878,322
Software—2.7%
Konami Corp.	317,800	6,174,968
NICE Systems Ltd., Sponsored ADR[1]	282,920	9,989,905
Temenos Group AG1	400,000	9,068,601
Unit4 NV	272,228	9,022,013
		34,255,487
Materials—3.7%
Chemicals—3.4%
Croda International plc	268,180	10,545,357
Sika AG	4,969	12,331,051
Symrise AG	267,000	10,124,560
Victrex plc	356,510	8,772,481
		41,773,449

	Shares	Value
Containers & Packaging—0.3%
Greatview Aseptic Packaging Co. Ltd.	4,953,000	$3,218,722
Telecommunication Services—0.3%
Diversified Telecommunication Services—0.3%
Avanti Communications Group plc[1]	728,830	3,460,752
Utilities—1.9%
Energy Traders—0.5%
APR Energy plc	525,830	5,652,732
Gas Utilities—1.4%
ENN Energy Holdings Ltd.	2,382,000	11,855,330
Indraprastha Gas Ltd.	1,000,000	4,723,831
		16,579,161
Total Common Stocks (Cost $955,752,560)		1,178,890,534
Investment Company—3.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[2,3] (Cost $45,606,378)	45,606,378	45,606,378
Total Investments,at Value (Cost $1,001,358,938)	100.2%	1,224,496,912
Liabilities in Excess of Other Assets	(0.2)	(2,005,067)
Net Assets	100.0%	$1,222,491,845

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 31, 2012	Gross Additions	Gross Reductions	Shares February 28, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	24,918,552	177,612,046	156,924,220	45,606,378

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$45,606,378	$17,604

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	13

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments (Continued)

3. Rate shown is the 7-day yield as of February 28, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$299,193,314	24.4%
Germany	162,532,674	13.3
Japan	145,581,308	11.9
Switzerland	101,967,633	8.3
United States	88,973,126	7.2
France	56,951,027	4.6
Brazil	53,318,782	4.4
India	37,974,871	3.1
Spain	35,539,737	2.9
Netherlands	29,375,360	2.4
Sweden	29,059,973	2.4
Singapore	24,832,493	2.1
Norway	21,101,984	1.7
Thailand	14,060,091	1.1
Belgium	13,279,090	1.1
Finland	12,401,185	1.0
Cayman Islands	11,855,330	1.0
China	11,142,060	0.9
Australia	10,827,369	0.9
Israel	9,989,905	0.8
Russia	9,685,643	0.8
Italy	9,614,286	0.8
Canada	8,201,320	0.7
Ireland	8,141,355	0.7
Poland	7,518,820	0.6
Indonesia	6,484,452	0.5
Greece	4,893,724	0.4
Total	$1,224,496,912	100.0%

Spot Currency Exchange Contracts as of February 28, 2013 are as follows:

Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)	Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co.
British Pound (GBP)	Buy	71 GBP	3/4/13	$107,814	$277	$–
State Street
British Pound (GBP)	Buy	219 GBP	3/1/13-3/5/13	332,888	503	80
Total unrealized appreciation and depreciation					$780	$80

See accompanying Notes to Financial Statements.

14	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2013 / Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $955,752,560)	$1,178,890,534
Affiliated companies (cost $45,606,378)	45,606,378
1,224,496,912
Cash	223,466
Unrealized appreciation on foreign currency exchange contracts	780
Receivables and other assets:
Shares of beneficial interest sold	915,113
Dividends	465,280
Other	133,255
Total assets	1,226,234,806

Liabilities
Bank overdraft-foreign currencies (cost $61)	3
Unrealized depreciation on foreign currency exchange contracts	80
Payables and other liabilities:
Foreign capital gains tax	1,295,625
Shares of beneficial interest redeemed	1,214,040
Investments purchased	728,806
Trustees’ compensation	248,779
Distribution and service plan fees	121,568
Transfer and shareholder servicing agent fees	106,954
Other	27,106
Total liabilities	3,742,961
Net Assets	$1,222,491,845

Composition of Net Assets
Additional paid-in capital	1,407,440,743
Accumulated net investment loss	(12,623,495)
Accumulated net realized loss on investments and foreign currency transactions	(394,168,189)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	221,842,786
Net Assets	$1,222,491,845

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	15

STATEMENT OF ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $513,701,031 and 21,128,490 shares of beneficial interest outstanding)	$24.31
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$25.79
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,702,354 and 549,231 shares of beneficial interest outstanding)	$23.13
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $87,776,950 and 3,836,198 shares of beneficial interest outstanding)	$22.88
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $23,303,948 and 965,721 shares of beneficial interest outstanding)	$24.13
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $26,418,251 and 1,130,469 shares of beneficial interest outstanding)	$23.37
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $558,589,311 and 23,152,740 shares of beneficial interest outstanding)	$24.13

See accompanying Notes to Financial Statements.

16	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 2013 / Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $123,670)	$5,103,589
Affiliated companies	17,604
Interest	136
Other income	6,219
Total investment income	5,127,548

Expenses
Management fees	3,990,494
Distribution and service plan fees:
Class A	552,917
Class B	63,121
Class C	395,816
Class N	61,755
Transfer and shareholder servicing agent fees:
Class A	458,540
Class B	36,040
Class C	86,545
Class I	1,239
Class N	38,270
Class Y	80,807
Shareholder communications:
Class A	26,234
Class B	2,116
Class C	5,350
Class I	14
Class N	801
Class Y	544
Custodian fees and expenses	82,471
Trustees’ compensation	23,168
Other	39,471
Total expenses	5,945,713
Less waivers and reimbursements of expenses	(27,058)
Net expenses	5,918,655

Net Investment Loss	(791,107)

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	17

STATEMENT OF OPERATIONS Unaudited / (Continued)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$22,088,549
Foreign currency transactions	(436,768)
Net realized gain	21,651,781
Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $280,554)	184,267,104
Translation of assets and liabilities denominated in foreign currencies	(15,471,754)
Net change in unrealized appreciation/depreciation	168,795,350

Net Increase in Net Assets Resulting from Operations	$189,656,024

See accompanying Notes to Financial Statements.

18	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Operations
Net investment income (loss)	$(791,107)	$7,068,234
Net realized gain	21,651,781	29,527,083
Net change in unrealized appreciation/depreciation	168,795,350	(58,081,159)
Net increase (decrease) in net assets resulting from operations	189,656,024	(21,485,842)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(5,377,739)	(21,944,514)
Class B	(12,800)	(678,771)
Class C	(379,055)	(3,243,738)
Class I	(19,831)	—
Class N	(209,691)	(1,106,077)
Class Y	(6,767,006)	(18,466,702)
	(12,766,122)	(45,439,802)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(20,660,709)	(64,521,373)
Class B	(2,666,031)	(14,150,657)
Class C	(2,029,196)	(14,045,559)
Class I	20,680,043	1,038,831
Class N	(2,123,930)	(4,293,941)
Class Y	88,805,250	9,778,100
	82,005,427	(86,194,599)

Net Assets
Total increase (decrease)	258,895,329	(153,120,243)
Beginning of period	963,596,516	1,116,716,759

End of period (including accumulated net investment income (loss) of $(12,623,495) and $933,734, respectively)	$1,222,491,845	$963,596,516

See accompanying Notes to Financial Statements.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	19

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$20 .56	$21 .90	$19 .70	$17 .57	$17 .90	$30 .52
Income (loss) from investment operations:
Net investment income (loss)[1]	(0 .02)	0 .12	(0 .01)	(0 .03)	(0 .05)	(0 .12)
Net realized and unrealized gain (loss)	4 .02	(0 .55)	4 .37	2 .86	(0 .28)	(6 .83)
Total from investment operations	4 .00	(0 .43)	4 .36	2 .83	(0 .33)	(6 .95)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .25)	(0 .91)	(2 .16)	(0 .70)	0 .00	(1 .06)
Distributions from net realized gain	0 .00	0 .00	0 .00	0 .00	0 .00	(4 .51)
Tax return of capital distribution	0 .00	0 .00	0 .00	0 .00	0 .00	(0 .10)
Total dividends and/or distribution to shareholders	(0 .25)	(0 .91)	(2 .16)	(0 .70)	0 .00	(5 .67)
Net asset value, end of period	$24 .31	$20 .56	$21 .90	$19 .70	$17 .57	$17 .90

Total Return, at Net Asset Value[2]	20 .12%	(1 .39)%	21 .27%	16 .28%	(1 .84)%	(28 .97)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$513,701	$454,037	$552,604	$566,559	$600,819	$938,263
Average net assets (in thousands)	$481,428	$476,217	$658,653	$616,135	$463,400	$1,617,877
Ratios to average net assets:[3]
Net investment income (loss)	(0 .22)%	0 .61%	(0 .03)%	(0 .13)%	(0 .44)%	(0 .46)%
Total expenses[4]	1 .22%	1 .29%	1 .23%	1 .28%	1 .45%	1 .14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .22%	1 .29%	1 .22%	1 .28%	1 .41%	1 .14%
Portfolio turnover rate	16%	46%	122%	107%	111%	67%

20	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	1.22%
Year Ended August 31, 2012	1.29%
Year Ended August 31, 2011	1.24%
Year Ended August 31, 2010	1.28%
Year Ended August 31, 2009	1.45%
Year Ended August 31, 2008	1.14%

See accompanying Notes to Financial Statements.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	21

FINANCIAL HIGHLIGHTS / (Continued)

Class B	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$19.47	$20.59	$18.63	$16.68	$17.13	$29.16
Income (loss) from investment operations:
Net investment loss[1]	(0.12)	(0.08)	(0.23)	(0.20)	(0.14)	(0.32)
Net realized and unrealized gain (loss)	3.80	(0.43)	4.14	2.72	(0.31)	(6.55)
Total from investment operations	3.68	(0.51)	3.91	2.52	(0.45)	(6.87)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.61)	(1.95)	(0.57)	0.00	(0.55)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(4.51)
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.10)
Total dividends and/or distribution to shareholders	(0.02)	(0.61)	(1.95)	(0.57)	0.00	(5.16)
Net asset value, end of period	$23.13	$19.47	$20.59	$18.63	$16.68	$17.13

Total Return, at Net Asset Value[2]	19.60%	(2.10)%	20.07%	15.24%	(2.63)%	(29.54)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,703	$13,160	$29,111	$39,428	$48,302	$70,078
Average net assets (in thousands)	$12,837	$18,009	$40,509	$46,429	$37,192	$116,865
Ratios to average net assets:[3]
Net investment loss	(1.10)%	(0.40)%	(1.03)%	(1.08)%	(1.26)%	(1.30)%
Total expenses[4]	2.38%	2.40%	2.20%	2.27%	2.47%	1.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.13%	2.17%	2.18%	2.20%	2.23%	1.99%
Portfolio turnover rate	16%	46%	122%	107%	111%	67%

22	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	2.38%
Year Ended August 31, 2012	2.40%
Year Ended August 31, 2011	2.21%
Year Ended August 31, 2010	2.27%
Year Ended August 31, 2009	2.47%
Year Ended August 31, 2008	1.99%

See accompanying Notes to Financial Statements.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	23

FINANCIAL HIGHLIGHTS / (Continued)

Class C	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$19 .30	$20 .56	$18 .61	$16 .65	$17 .10	$29 .19
Income (loss) from investment operations:
Net investment loss[1]	(0 .11)	(0 .03)	(0 .17)	(0 .17)	(0 .14)	(0 .30)
Net realized and unrealized gain (loss)	3 .79	(0 .49)	4 .12	2 .71	(0 .31)	(6 .55)
Total from investment operations	3 .68	(0 .52)	3 .95	2 .54	(0 .45)	(6 .85)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .10)	(0 .74)	(2 .00)	(0 .58)	0 .00	(0 .63)
Distributions from net realized gain	0 .00	0 .00	0 .00	0 .00	0 .00	(4 .51)
Tax return of capital distribution	0 .00	0 .00	0 .00	0 .00	0 .00	(0 .10)
Total dividends and/or distribution to shareholders	(0 .10)	(0 .74)	(2 .00)	(0 .58)	0 .00	(5 .24)
Net asset value, end of period	$22 .88	$19 .30	$20 .56	$18 .61	$16 .65	$17 .10

Total Return, at Net Asset Value[2]	19.61%	(2.07)%	20 .30%	15 .43%	(2 .63)%	(29.52)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$87,777	$76,156	$96,197	$102,571	$107,756	$172,159
Average net assets (in thousands)	$80,535	$81,613	$115,526	$111,524	$84,374	$296,798
Ratios to average net assets:[3]
Net investment loss	(1.01)%	(0.14)%	(0.79)%	(0.91)%	(1.23)%	(1.23)%
Total expenses[4]	2.01%	2 .04%	1 .99%	2.07%	2 .27%	1.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.01%	2.04%	1.98%	2.07%	2.19%	1.91%
Portfolio turnover rate	16%	46%	122%	107%	111%	67%

24	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	2.01%
Year Ended August 31, 2012	2.04%
Year Ended August 31, 2011	2.00%
Year Ended August 31, 2010	2.07%
Year Ended August 31, 2009	2.27%
Year Ended August 31, 2008	1.91%

See accompanying Notes to Financial Statements.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	25

FINANCIAL HIGHLIGHTS / (Continued)

Class I	Six Months Ended February 28, 2013 (Unaudited)	Period Ended August 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$20.40	$18.38

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.05)	0.15
Net realized and unrealized gain	4.14	1.87

Total from investment operations	4.09	2.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	0.00
Distributions from net realized gain	0.00	0.00
Tax return of capital distribution	0.00	0.00

Total dividends and/or distribution to shareholders	(0.36)	0.00

Net asset value, end of period	$24.13	$20.40

Total Return, at Net Asset Value[3]	20.37%	10.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,304	$1,093

Average net assets (in thousands)	$8,845	$293

Ratios to average net assets:[4]
Net investment income (loss)	(0.45)%	1.20%
Total expenses[5]	0.81%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.81%	0.83%

Portfolio turnover rate	16%	46%

26	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

1. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	0.81%
Period Ended August 31, 2012	0.83%

See accompanying Notes to Financial Statements.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	27

FINANCIAL HIGHLIGHTS / (Continued)

Class N	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$19 .75	$21 .03	$18 .98	$16 .97	$17 .34	$29 .67
Income (loss) from investment operations:
Net investment income (loss)[1]	(0 .06)	0 .05	(0 .09)	(0 .09)	(0 .08)	(0 .21)
Net realized and unrealized gain (loss)	3 .86	(0 .51)	4 .23	2 .76	(0 .29)	(6 .62)
Total from investment operations	3 .80	(0 .46)	4 .14	2 .67	(0 .37)	(6 .83)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .18)	(0 .82)	(2 .09)	(0 .66)	0 .00	(0 .89)
Distributions from net realized gain	0 .00	0 .00	0 .00	0 .00	0 .00	(4 .51)
Tax return of capital distribution	0 .00	0 .00	0 .00	0 .00	0 .00	(0 .10)
Total dividends and/or distribution to shareholders	(0 .18)	(0 .82)	(2 .09)	(0 .66)	0 .00	(5 .50)
Net asset value, end of period	$23.37	$19.75	$21.03	$18.98	$16.97	$17.34

Total Return, at Net Asset Value[2]	19.89%	(1.67)%	20.88%	15.89%	(2.13)%	(29.23)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,418	$24,303	$30,562	$36,199	$39,161	$43,687
Average net assets (in thousands)	$25,275	$25,519	$40,162	$40,738	$28,643	$72,854
Ratios to average net assets:[3]
Net investment income (loss)	(0.58)%	0.28%	(0.39)%	(0.48)%	(0.71)%	(0.85)%
Total expenses[4]	1.59%	1.62%	1.56%	1.63%	1.98%	1.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.59%	1.62%	1.55%	1.62%	1.69%	1.53%
Portfolio turnover rate	16%	46%	122%	107%	111%	67%

28	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	1.60%
Year Ended August 31, 2012	1.62%
Year Ended August 31, 2011	1.57%
Year Ended August 31, 2010	1.63%
Year Ended August 31, 2009	1.98%
Year Ended August 31, 2008	1.53%

See accompanying Notes to Financial Statements.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	29

FINANCIAL HIGHLIGHTS / (Continued)

Class Y	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009	Year Ended August 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$20.45	$21.81	$19.62	$17.49	$17.90	$30.61
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.22	0.09	0.07	0.00 [2]	(0.03)
Net realized and unrealized gain (loss)	4.03	(0.57)	4.36	2.83	(0.33)	(6.82)
Total from investment operations	4.04	(0.35)	4.45	2.90	(0.33)	(6.85)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	(1 .01)	(2 .26)	(0 .77)	(0 .08)	(1 .25)
Distributions from net realized gain	0.00	0 .00	0 .00	0 .00	0 .00	(4 .51)
Tax return of capital distribution	0.00	0 .00	0 .00	0 .00	0 .00	(0 .10)
Total dividends and/or distribution to shareholders	(0.36)	(1.01)	(2.26)	(0.77)	(0.08)	(5.86)
Net asset value, end of period	$24.13	$20.45	$21.81	$19.62	$17.49	$17.90

Total Return, at Net Asset Value[3]	20.37%	(0.95)%	21.77%	16.80%	(1.42)%	(28.72)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$558,589	$394,848	$408,243	$445,179	$337,529	$321,068
Average net assets (in thousands)	$448,599	$381,371	$584,364	$393,600	$214,703	$437,593
Ratios to average net assets:[4]
Net investment income (loss)	0.13%	1.12%	0.39%	0.36%	0.04%	(0.13)%
Total expenses[5]	0.82%	0.82%	0.83%	0.86%	0.95%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%	0.82%	0.82%	0.86%	0.95%	0.81%
Portfolio turnover rate	16%	46%	122%	107%	111%	67%

30	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	0.82%
Year Ended August 31, 2012	0.82%
Year Ended August 31, 2011	0.84%
Year Ended August 31, 2010	0.86%
Year Ended August 31, 2009	0.95%
Year Ended August 31, 2008	0.81%

See accompanying Notes to Financial Statements.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	31

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer International Small Company Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

32	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

1. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended August 31, 2012, the Fund utilized did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended August 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

Expiring
2017	$183,750,665
2018	168,642,989
2019	7,946,140
No expiration	56,704,774

Total	$417,044,568

As of February 28, 2013, it is estimated that the capital loss carryforwards would be $360,339,794 expiring by 2019 and $35,052,993 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended February 28, 2013, it is estimated that the Fund will utilize $21,651,781 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,001,417,856
Federal tax cost of other investments	61

Total federal tax cost	$1,001,417,917

Gross unrealized appreciation	$294,614,337
Gross unrealized depreciation	(71,535,345)

Net unrealized appreciation	$223,078,992

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended February 28, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$13,783
Payments Made to Retired Trustees	18,135
Accumulated Liability as of February 28, 2013	131,306

34	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

1. Significant Accounting Policies (Continued)

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the

36	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

2. Securities Valuation (Continued)

mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third- party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	37

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2013 based on valuation input level:

38	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$206,891,828	$—	$—	$206,891,828
Consumer Staples	80,813,617	—	—	80,813,617
Energy	11,770,277	—	—	11,770,277
Financials	114,293,355	2,539,142	—	116,832,497
Health Care	272,641,508	24,631,908	—	297,273,416
Industrials	159,319,515	24,219,286	—	183,538,801
Information Technology	204,178,215	6,907,067	—	211,085,282
Materials	44,992,171	—	—	44,992,171
Telecommunication Services	3,460,752	—	—	3,460,752
Utilities	16,579,161	5,652,732	—	22,231,893
Investment Company	45,606,378	—	—	45,606,378
Total Investments, at Value	1,160,546,777	63,950,135	—	1,224,496,912
Other Financial Instruments:
Foreign currency exchange contracts	—	780	—	780
Total Assets	$1,160,546,777	$63,950,915	$—	$1,224,497,692

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(80)	$—	$(80)
Total Liabilities	$—	$(80)	$—	$(80)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$51,655,141	$—	$—	$(51,655,141)
Consumer Staples	9,804,901	—	—	(9,804,901)
Financials	17,327,444	(2,762,870)	2,762,870	(17,327,444)
Health Care	25,955,274	(12,322,650)	12,322,650	(25,955,274)
Industrials	9,129,740	(10,777,199)	10,777,199	(9,129,740)
Information Technology	36,295,854	(8,496,382)	8,496,382	(36,295,854)
Utilities	4,278,719	—	—	(4,278,719)
Total Assets	$154,447,073	$(34,359,101)	$34,359,101	$(154,447,073)

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	39

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

*Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

**Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 28, 2013		Year Ended August 31, 2012[1]
	Shares	Amount	Shares	Amount
Class A
Sold	1,938,700	$44,396,697	2,850,908	$57,018,786
Dividends and/or distributions reinvested	225,139	5,018,350	1,124,479	20,341,831
Redeemed	(3,113,561)	(70,075,756)	(7,134,908)	(141,881,990)

Net decrease	(949,722)	$(20,660,709)	(3,159,521)	$(64,521,373)

Class B
Sold	16,837	$372,931	73,924	$1,400,538
Dividends and/or distributions reinvested	588	12,488	38,065	655,486
Redeemed	(143,957)	(3,051,450)	(850,082)	(16,206,681)

Net decrease	(126,532)	$(2,666,031)	(738,093)	$(14,150,657)

Class C
Sold	340,517	$7,396,789	306,496	$5,708,432
Dividends and/or distributions reinvested	15,863	333,279	164,692	2,811,293
Redeemed	(465,294)	(9,759,264)	(1,204,152)	(22,565,284)

Net decrease	(108,914)	$(2,029,196)	(732,964)	$(14,045,559)

Class I
Sold	925,580	$20,991,276	58,137	$1,128,365
Dividends and/or distributions reinvested	888	19,637	—	—
Redeemed	(14,314)	(330,870)	(4,570)	(89,534)

Net increase	912,154	$20,680,043	53,567	$1,038,831

Class N
Sold	109,293	$2,401,971	215,169	$4,151,367
Dividends and/or distributions reinvested	9,537	204,481	61,980	1,079,075
Redeemed	(219,108)	(4,730,382)	(499,854)	(9,524,383)

Net decrease	(100,278)	$(2,123,930)	(222,705)	$(4,293,941)

40	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

3. Shares of Beneficial Interest (Continued)

	Six Months Ended February 28, 2013		Year Ended August 31, 2012[1]
	Shares	Amount	Shares	Amount
Class Y
Sold	6,205,718	$141,286,405	3,111,578	$62,027,471
Dividends and/or distributions reinvested	302,422	6,683,532	1,014,814	18,205,756
Redeemed	(2,660,020)	(59,164,687)	(3,543,121)	(70,455,127)

Net increase	3,848,120	$88,805,250	583,271	$9,778,100

1. For the year ended August 31, 2012, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from December 29, 2011 (inception of offering) to August 31, 2012, for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended February 28, 2013, were as follows:

	Purchases	Sales
Investment securities	$196,456,229	$164,439,482

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $4 billion	0.67
Over $6 billion	0.65

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	41

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2012 were as follows:

42	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

5. Fees and Other Transactions with Affiliates (Continued)

Class C	$2,395,908
Class N	800,639

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
February 28, 2013	$33,508	$—	$9,210	$608	$23

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended February 28, 2013, the Manager waived fees and/or reimbursed the Fund $11,541 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended February 28, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$15,517

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	43

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Risk Exposures and the Use of Derivative Instruments (Continued)

delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

44	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of February 28, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $780, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of February 28, 2013 are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$780	Unrealized depreciation on foreign currency exchange contracts	$80

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	45

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$(256,569)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies
Foreign exchange contracts	$(382)

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the six months ended February 28, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $3,446,704 and $3,178,433, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OFI, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

46	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

7. Pending Litigation (Continued)

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	47

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Board of Trustees (the “Board”), including a majority of the independent Trustees, approved a restated investment advisory agreement between OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and the Fund and a sub-advisory agreement between OFI Global and OFI whereby OFI will provide investment sub-advisory services to the Fund (collectively, the “Agreements”). The Agreements were approved in connection with OFI’s proposal to modify its corporate structure effective January 1, 2013. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services to be provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States.

48	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Rezo Kanovich, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager, Sub-Adviser and the Fund. Throughout the year, the Sub-Adviser provided information on the investment performance of the Fund, the Manager and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Manager, Sub-Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load international small-/mid-cap growth funds. The Board noted that the Fund’s three-year, five-year and ten-year performance was better than its peer group median although its one-year performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees to be paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load international small-/mid-cap growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual and contractual management fees, as well as total expenses, were lower than its expense group median and average.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Sub-Adviser’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	49

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / (Continued)

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager and Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management will serve as the investment adviser to the Fund in place of OFI under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global entered into a
Sub-Advisory Agreement (“Sub-Advisory Agreement”) with OFI to provide investment sub-advisory services to the Fund. OFI Global will pay the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013. Prior to January 1, 2013, the Board decided to continue the investment advisory agreement with OFI, which terminated upon the effectiveness of the Restated Advisory Agreement and Sub-Advisory Agreement (“Prior Agreement”).

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Prior Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

50	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	51

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Advisory Board Member
Phillip A. Griffiths, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Advisory Board Member
Mary Ann Tynan, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., President and Principal Executive Officer
Rezo Kanovich, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved.

52	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—  Applications or other forms

— When you create a user ID and password for online account access

— When you enroll in eDocs Direct, our electronic document delivery service

—  Your transactions with us, our affiliates or others

— A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

— When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

OPPENHEIMER DEVELOPING SMALL COMPANY FUND	53

PRIVACY POLICY NOTICE (Continued)

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

54	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

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OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND	55

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RS0815.001.0213 April 19, 2013

OppenheimerFunds®
Distributor, Inc.

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Small Company Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	4/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	4/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	4/11/2013